TWELFTH AMENDMENT TO THIRD AMENDED
            AND RESTATED LOAN AND SECURITY AGREEMENT



          This TWELFTH AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is dated as of January 28, 1994 (the "Execution Date"), by and among (i) LIVE Entertainment Inc. ("LIVE"), a Delaware corporation, LIVE Home Video Inc., a Delaware corporation, LIVE America Inc., a Delaware corporation, LEI-IVE Entertainment N.V., a Netherlands Antilles corporation, International Video Productions Inc., a California corporation, Vestron Inc. (formerly known as Vestron Acquisition Corp.), a Delaware corporation, and LIVE Ventures Inc., a Delaware corporation (sometimes individually referred to herein as a "Borrower", as the context so requires, and collectively referred to as the "Borrowers"); (ii) Credit Lyonnais Bank Nederland N.V., a bank established in The Netherlands ("Credit Lyonnais"), Chemical Bank, a New York banking corporation ("Chemical"), Imperial Bank, a California state-chartered bank ("Imperial"), The Bank of California, N.A., a national banking association ("Bank of California"), The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency ("LTCB"), and such additional lenders as may become parties to the Loan Agreement (as hereinafter defined), as amended hereby and as the same may be further amended from time to time (Credit Lyonnais, Chemical, Imperial, Bank of California, LTCB and such additional lenders being sometimes individually referred to herein as a "Bank" and collectively as the "Banks"); (iii) Chemical, as successor-in-interest to Credit Lyonnais, as administrative agent (the "Administrative Agent") for the Banks, and (iv) Chemical, as collateral agent (the "Collateral Agent") for the Banks (the Administrative Agent and Collateral Agent are hereinafter collectively referred to herein as the "Agent"), with reference to the following facts:

                         R E C I T A L S

          A. Pursuant to that certain Third Amended and Restated Loan and Security Agreement, dated as of July 26, 1990, as amended by that certain First Amendment to Third Amended and Restated Loan and Security Agreement, dated as of October 26, 1990, as further amended by that certain Second Amendment to Third Amended and Restated Loan and Security Agreement, dated as of December 4, 1990, as further amended by that certain Third Amendment to Third Amended and Restated Loan and Security Agreement, dated as of April 23, 1991, as further amended by that certain Fourth Amendment to Third Amended and Restated Loan and Security Agreement (the "Fourth Amendment"), dated as of July 16, 1991, as further amended by that certain Fifth Amendment to Third Amended and Restated Loan and Security Agreement dated as of November 21, 1991, as further amended by that certain Sixth Amendment to Third Amended and Restated Loan and Security Agreement, entered into on January 27, 1992, to be effective as of December 31, 1991, as further amended by that certain Seventh Amendment to Third Amended and Restated Loan and Security Agreement, entered into on March 20, 1992, to be effective as of April 1, 1992, as further amended by that certain Eighth Amendment to Third Amended and Restated Loan and Security Agreement, dated as of June 16, 1992, as further amended by that certain Ninth Amendment to Third Amended and Restated Loan and Security Agreement, dated as of November 25, 1992, as further amended by that certain Tenth Amendment to Third Amended and Restated Loan and Security Agreement, dated as of February 5, 1993, and as further amended by that certain Eleventh Amendment to Third Amended and Restated Loan and Security Agreement, dated as of March 26, 1993 (as amended, the "Loan Agreement"), between the Borrowers and the Banks, the Banks have extended certain credit to the Borrowers, which extensions of credit are evidenced by the Revolving Note. The Borrowers' obligations under the Loan Agreement and the Revolving Note are secured by a first priority security interest in the Collateral, subject to the rights, if any, of WEA in the WEA Collateral.

          B. By the execution and delivery of this Amendment and subject to the terms and conditions hereinafter set forth, in consideration of the waiver by the Banks of the right to declare a Termination Event on January 29, 1994, the parties hereto desire
(i) to reduce the aggregate Commitments of the Banks as provided herein, and (ii) to make certain other modifications to the terms of the Loan Agreement as more particularly set forth herein.

          C. Capitalized terms used herein without definition shall have the meanings assigned to them in the Loan Agreement.


                        A G R E E M E N T

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and agreements set forth herein, the parties hereto agree as follows:

          1.   Waiver.

               Subject to and in accordance with the terms and conditions of this Amendment, the Agent and the Banks hereby waive the right to declare a Termination Event on January 29, 1994 as permitted under the terms of the Loan Agreement.

               The foregoing waiver shall be limited to the specific waiver hereunder and the specific events and facts surrounding such waiver. Neither this Amendment nor any waiver granted hereunder shall constitute or be deemed to constitute a consent to, a departure from, or a waiver of any other provision of the Loan Agreement or further instances of the same events or facts surrounding the waiver effectuated hereby.

          2. Subject to the prior satisfaction of the conditions set forth in Section 4 hereof, and in consideration of the waiver granted pursuant to Section 1 hereof, the Loan Agreement is hereby amended as follows:

               (a)  The definition of "Permitted Encumbrances" in
Article I of the Loan Agreement is hereby amended by changing the period at the end of subparagraph (xx) to a semicolon and then adding the word "and" at the end thereof and then adding new subparagraph (xxi) to read in full as follows:

                    "(xxi)  The security interest of
                    Chemical Bank in all cash
                    collateral in Account No. 323-
                    601421 at Chemical Bank, 270 Park
                    Avenue, New York, New York 10017,
                    securing certain letters of credit
                    heretofore issued by such bank and
                    such letters of credit which may be
                    issued by such bank in the future."

               (b) The table and final paragraph of Section 2.1(a) of the Loan Agreement are hereby amended to read in full as follows:

                         Participation
          "Bank           Percentage         Commitment

          CLBN            48.000000%         $ 9,600,000.00
          Chemical        34.666667%         $ 6,933,333.40
          Imperial         7.000000%         $ 1,400,000.00
          Bank of Cal      7.000000%         $ 1,400,000.00
          LTCB             3.333333%         $   666,666.60
               Total     100.000000%         $20,000,000.00"

               (c)  Subsection (vi) of Section 2.6 of the Loan
Agreement is hereby amended to read in full as follows:

                    "(vi)  [intentionally
                    omitted]"

               (d)  A new subsection (viii) is hereby added to
Section 2.6 of the Loan Agreement to read in full as follows:

                    "(viii)  The aggregate Commitments
                    hereunder shall be permanently
                    reduced on the following dates to
                    the following amounts:

                    Date                Commitments

                    February 28, 1994   $18,333,000
                    March 29, 1994      $16,666,000
                    April 29, 1994      $14,999,000
                    May 29, 1994        $12,499,500
                    June 29, 1994       $10,000,000

                    Each such mandatory reduction in the
                    aggregate Commitments shall be in
                    addition to any other mandatory
                    Commitment reduction required
                    hereunder."

               (e)  The references to David A. Mount in Sections
8.1(h) and 13.1(c) of the Loan Agreement are hereby amended to refer to Roger Burlage.

          3. Representations and Warranties. The Borrowers hereby represent and warrant, jointly and severally, to the Agent and the Banks, on and as of the date hereof as follows:

               (a) Each of the representations and warranties of the Borrowers contained in the Loan Agreement is hereby reaffirmed as of the date made, and except as disclosed on Schedule 3 hereto, there have been no material changes to such representations and warranties since such date. Except as disclosed on Schedule 3 hereto, there has been no material adverse change in the assets, properties, liabilities, business or financial condition of the Borrowers taken as a whole from that indicated on the most recent financial statements delivered to the Agent as contemplated by
Section 6.11 of the Loan Agreement.

               (b) The execution, delivery and performance of this Amendment by each Borrower and the other agreements, instruments and documents executed and delivered or to be executed and delivered by each Borrower pursuant to this Amendment have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of the United States or of any state thereof or foreign state having jurisdiction thereof, the charter documents of any Borrower or, in any respect, having a materially adverse effect on any Borrower, any provision of any indenture, agreement or other instrument to which any Borrower is a party, or by which any Borrower or any of the properties or assets of any Borrower is bound or affected, or be in material conflict with, result in a material breach of or constitute (with or without due notice and/or lapse of time), a material default under any indenture, agreement or other instrument, or result in the creation or imposition of any security interest, lien, charge or encumbrance (other than a Permitted Encumbrance) of any nature whatsoever upon the Collateral or any of the properties or assets of any of the Borrowers, other than in favor of the Agent and the Banks as a result of this Amendment, the Loan Agreement and the other Loan Documents.

               (c) All consents, authorizations, approvals, registrations or filings from or with any governmental or public regulatory body or authority of the United States or of any state thereof or any foreign state having jurisdiction or any other person which are required for the execution, delivery and performance by each Borrower of this Amendment and the other agreements, instruments and documents to be executed and delivered pursuant to this Amendment have been duly obtained, made or granted and are in full force and effect, and if any further (or, with respect to any other agreements, instruments and documents to be executed and delivered by any of the Borrowers pursuant to this Amendment) or additional consents, authorizations, approvals, registrations or filings should hereafter become necessary, the Borrowers shall use their respective best efforts to obtain or make all such consents, authorizations, approvals, registrations or filings.

               (d) This Amendment and all agreements, instruments and documents to be executed and delivered in connection herewith will, when duly executed and delivered, constitute legally valid and binding obligations of the Borrowers, enforceable jointly and severally against them in accordance with the respective terms of such agreements, instruments and documents.

               (e) Except for the Event of Default or Potential Event of Default described in Section 1(a)(v) of the Tenth Amendment to the Loan Agreement, which were conditionally waived pursuant to Section 1 thereof, the Borrowers are in compliance with all terms and provisions of the Loan Agreement, the Revolving Note and the other Loan Documents to be observed or performed on the part of the Borrowers, and no Event of Default or Potential Event of Default has occurred and is continuing or would occur by reason of the execution and delivery of this Amendment or any document to be executed and delivered in connection herewith.

          4. Conditions Precedent. The effectiveness of this Amendment shall be subject to the satisfaction in full of the following conditions precedent on or before January 28, 1994 (the "Closing Date"). Upon satisfaction in full of all of the following conditions precedent, this Amendment shall be deemed effective as of the Closing Date. Should any one or more of the following conditions precedent not be satisfied in full by the Closing Date, this Amendment, other than the provisions of Sections 3, 5, 6, 7, 8, 9, 10 and 11 shall be of no legal effect whatsoever and shall not be binding on the Agent or any of the Banks. The Loan Agreement, as heretofore amended, but unaffected by this Amendment, shall be in full force and effect, and the Agent and the Banks shall be deemed not to have waived the right to declare a Termination Event on January 29, 1994.

               (a) The Agent shall have received each of the following on the Execution Date:

                    (i) this Amendment duly executed by each of the Borrowers, the Agent and the Banks;

                    (ii) a Certificate of the Secretary of each of the Borrowers in the form of Exhibit "E" to the Eleventh Amendment to the Loan Agreement certifying, among other things, (x) that attached thereto is a true and complete copy of resolutions of the Board of Directors of such Borrower authorizing the execution, delivery and performance of this Amendment, (y) as to the incumbency and signature of each officer or agent of such Borrower executing this Amendment or any other document furnished pursuant hereto, and (z) that attached thereto are true and complete copies of the Bylaws and charter documents or any and all amendments to the Bylaws and the charter documents of such Borrower since the closing of the Loan Agreement or that there have been no amendments to such Bylaws or charter documents since the closing of the Loan Agreement, as appropriate;

                    (iii)  to the extent available, a certificate
of good standing issued by the Secretary of State of incorporation of each Borrower and each state in which each Borrower is qualified to do business; and

                    (iv)   such other additional agreements,
documents and instruments as the Agent and/or the Banks and their respective legal counsel may reasonably require.

               (b) Each of the representations and warranties set forth herein shall be true and correct on and as of the Execution Date and the Closing Date, and there shall have been no material adverse change in the assets, properties, liabilities, business or financial condition of the Borrowers taken as a whole from that indicated in the most recent financial statements delivered to the Agent as contemplated by Section 6.11 of the Loan Agreement. Each of the Borrowers shall deliver to the Agent a Certificate, dated the Closing Date and signed by a duly authorized officer of each such Borrower, certifying to the foregoing effect as of the Closing Date.

               (c) Except for the Events of Default and Potential Events of Default referred to in Section 3(e) hereof, on the Execution Date and the Closing Date, the Borrowers shall be in compliance with all terms and provisions of the Loan Agreement, the Revolving Note and the other Loan Documents to be observed or performed on the part of the Borrowers, and no additional Event of Default or Potential Event of Default shall have occurred and be continuing nor shall any such event occur by reason of the effectiveness of this Amendment and the agreements and instruments and other documents executed and delivered in connection herewith. Each of the Borrowers shall deliver to the Agent a Certificate, dated the Closing Date and signed by a duly authorized officer of each such Borrower, certifying as to the foregoing effect as of the Closing Date.

               (d) The Agent shall have been paid a waiver fee in the amount of $37,500 to be shared pro rata among the Banks. On April 29, 1994, an additional $37,500 shall be paid to the Agent to be shared pro rata among the Banks in respect of the waiver granted herein unless on such date the Obligations have been paid and satisfied in full and the Commitments of the Banks have been terminated.

               (e) All other agreements, documents and instruments relating to and/or contemplated by this Amendment or any of the matters set forth herein shall be satisfactory in form and substance to the Agent, the Banks and their respective legal counsel in their sole and absolute discretions.

          5. No Defenses; Ratification. The Borrowers hereby expressly acknowledge that none of them has any defenses, offsets or claims of any nature whatsoever against the Agent or any of the Banks with respect to this Amendment or any other Loan Document, and that except as amended by this Amendment and the other agreements and instruments delivered pursuant hereto, the Loan Documents shall remain in full force and effect and are hereby ratified and affirmed. Subject to the timely satisfaction of the conditions precedent to the effectiveness of this Amendment set forth in Section 4 hereof, from and after the Closing Date, each reference in the Loan Agreement to "this Loan Agreement," "hereunder," "herein," "hereof," or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement, as amended by this Amendment.

          6. Indemnification. The Borrowers hereby confirm and agree that any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of any nature whatsoever incurred by the Agent or any of the Banks arising out of, resulting from or relating to this Amendment, any agreement or document executed or delivered in connection herewith, the transactions contemplated hereby or thereby, including, without limitation, the making of any Loans hereunder or the administration and enforcement or exercise of any right or remedy granted to the Agent and the Banks under the Loan Agreement or any other Loan Document shall be covered by the indemnification provision set forth in Section 13.5 of the Loan Agreement.

          7. Release. The Borrowers acknowledge and admit that the Borrowers have no claims, defenses or offsets whatsoever against the Agent or any of the Banks or any of their respective officers, directors, shareholders, employees, representatives, agents, contractors, attorneys, subsidiaries or Affiliates (the "Bank Parties"), but in the event that any such claims should exist, the Borrowers, and on behalf of their respective partners, employees, agents, heirs, successors and assigns and each of them (the "Borrowers' Parties") hereby release, relinquish and forever discharge any and all claims, demands or causes of action whatsoever, whether in tort, contract or any other theory of recovery in law or equity, whether for compensatory or punitive damages, equitable relief or otherwise, whether now known or unknown, suspected or unsuspected, which the Borrowers' Parties may have or hereafter assert to have against any of the Bank Parties, arising out of, in connection with, or relating to the Obligations of the Borrowers to the Agent or the Banks, this Amendment, the Loan Agreement, the Revolving Note, the Collateral Documents or any other Loan Document or any of the transactions contemplated hereunder or thereunder. THE BORROWERS' PARTIES HEREBY WAIVE WHATEVER RIGHTS THEY MAY HAVE UNDER ANY PROVISIONS OF APPLICABLE LAW WHICH PROVIDES THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

          8. Choice of Law. This Amendment shall be deemed to be a contract under and subject to, and shall be construed for all purposes in accordance with, the laws of the State of New York.


          9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          10. Entire Agreement. Regardless of the substance and nature of any of the discussions which may have been had among any of the parties during the discussion and/or negotiation of this Amendment, this Amendment and the exhibits hereto are intended to embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and expressly supersedes all prior oral and written agreements and understandings of the parties hereto relating to the subject matter hereof.

          11. Interpretation. To the extent that any agreement is defined in the Loan Agreement to include any amendments, modifications and supplements to such agreement and the provisions of the Loan Agreement prohibit any amendment, modification or supplement to such agreement without the consent of the Agent or the Banks, the Loan Agreement shall be construed with respect to such agreement as originally executed and with only such amendments, modifications and supplements as shall have been consented to by the Agent and the Banks.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

                                   "BORROWERS"

                                   LIVE Entertainment Inc.,
                                   a Delaware corporation

                                   By:_____________________________
                                        Its:_______________________

                                   LIVE Home Video Inc.,
                                   a Delaware corporation

                                   By:____________________________
                                        Its:______________________

                                   LIVE America Inc.,
                                   a Delaware corporation

                                   By:___________________________
                                        Its:_____________________

                                   LEI-IVE Entertainment N.V.,
                                   a Netherlands Antilles
                                   corporation

                                   By:___________________________
                                        Its:_____________________

                                   International Video Productions
                                   Inc., a California corporation

                                   By:___________________________
                                        Its:_____________________

                                   Vestron Inc., a Delaware
                                   corporation (formerly known as
                                   Vestron Acquisition Corp.)

                                   By:___________________________
                                        Its:_____________________

                                   LIVE Ventures Inc., a Delaware
                                   corporation

                                   By:___________________________
                                        Its:_____________________

                                   "THE BANKS"

                                   Credit Lyonnais Bank Nederland
                                   N.V., a bank established in The
                                   Netherlands,
Executed in Rotterdam,
The Netherlands on                 By:___________________________
January __, 1994                        Its:_____________________

                                   Chemical Bank, a New York
                                   banking corporation,
                                   individually and as the
                                   Administrative Agent and the
                                   Collateral Agent
Executed in
New York, New York on              By:___________________________
January __, 1994                        Its:_____________________

                                   Imperial Bank, a California
                                   state chartered bank
Executed in Beverly
Hills, California on               By:____________________________
January __, 1994                        Its:______________________

                                   The Bank of California, N.A., a
                                   national banking association
Executed in Los
Angeles, California on             By:____________________________
January __, 1994                        Its:______________________

                                   The Long-Term Credit Bank of
                                   Japan, Ltd., Los Angeles Agency

Executed in Los
Angeles, California on             By:___________________________
January __, 1994                        Its:_____________________